UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report:  May 13, 2014
(Date of earliest event reported:  May 11, 2014)

HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342
(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)   On May 11, 2015, Havertys held its annual meeting of stockholders. In the election of directors, the holders of shares of Class A common stock and common stock vote as separate classes in accordance with the Company's Charter.  For all other matters, the holders of shares of common stock and Class A common stock vote together as a single class and holders of common stock are entitled to one vote for each share of stock and holders of Class A common stock are entitled to ten votes for each share of stock.  At the meeting of stockholders, a plurality of votes is required in the election of each class of directors and for all other matters approval requires an affirmative vote of a combined majority of the votes cast.

(b)  Represented at the meeting in person or by proxy were 1,923,581 shares of Class A common stock, or approximately 92.45% of eligible Class A common stock, and 19,511,822 shares of common stock, or approximately 94.86% of eligible common stock shares.

     The final voting results for each proposal, each of which is described in greater detail in Havertys' definitive proxy statement filed with the Securities and Exchange Commission on May 11, 2015, follow below:

Proposal 1:	Election of Class A common stock directors.

    The holders of Class A common stock elected all seven director nominees at the annual meeting to serve a one year term.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Vote

John T. Glover	1,669,431	100	254,050
Rawson Haverty, Jr.	1,664,031	5,500	254,050
L. Phillip Humann	1,664,031	5,500	254,050
Mylle Mangum	1,669,431	100	254,050
Frank S. McGaughey, III	1,632,166	37,365	254,050
Clarence H. Smith	1,669,431	100	254,050
Al Trujillo	1,669,431	100	254,050

Proposal 2:	Election of common stock directors.

    The holders of common stock elected all three director nominees at the annual meeting to serve a one year term.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Vote

Terrence F. McGuirk	18,435,712	142,827	933,283
Vicki R. Palmer	18,395,853	182,686	933,283
Fred L. Schuermann	18,395,853	182,686	933,283

Proposal 3:	Ratification of Ernst & Young LLP as our independent auditor.

    The stockholders ratified the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2015.  The voting results were as follows:

	For	Against	Abstain	Broker Non-Vote
Ratification of Ernst & Young LLP	38,314,964	430,024	2,644	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.

May 13, 2015	By:
Jenny Hill Parker Senior Vice President, Finance, Secretary and Treasurer